SCHEDULE OF DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Deposits Prepayments And Other Receivables Net
Consideration receivable	$ 1,625,779	$ 3,261,038
Deposits	18,067	17,984
Prepayments	3,941,488	1,212,011
Other receivables	773,010	123,558
Less: allowance for expected credit loss		(69,000)
Deposits, prepayments and other receivables, net	$ 6,358,344	$ 4,545,591